UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2022

Commission File Number: 0-23153

Track Group, Inc.
(Exact name of registrant as specified in its charter.)

Delaware	87-0543981
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

200 E 5th Ave, Suite 100, Naperville, Illinois 60563
(Address of principal executive offices)

(877) 260-2010
(Registrant’s Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On April 13, 2022, Track Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below:

Proposal No. 1 - Election of Directors

	For	Withheld	Broker Non-Vote
Guy Dubois	6,225,241	117,098	349,940
Karen Macleod	6,316,025	26,314	349,940
Karim Sehnaoui	6,285,529	56,810	349,940

The Company’s Directors are elected by a plurality of the votes cast. Stockholders elected Guy Dubois, Karen Macleod and Karim Sehnaoui to serve on the Board of Directors until the 2023 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2 - Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Vote
6,223,865	118,272	202	349,940

The vote required to approve this proposal, on an advisory basis, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement, dated February 24, 2022.

Proposal No. 3 - Adoption of the 2022 Omnibus Equity Incentive Plan

For	Against	Abstain	Broker Non-Vote
6,235,979	106,354	6	349,940

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders voted to approve the adoption of the 2022 Omnibus Equity Incentive Plan.

Proposal No. 4 - Ratification of Appointment of Auditors

For	Against	Abstain	Broker Non-Vote
6,690,133	1,727	419	-

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Eide Bailly, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2022.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on February 24, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACK GROUP, INC.

Date: April 13, 2022	By:	/s/ Peter K. Poli
Peter K. Poli
Chief Financial Officer